EXHIBIT 99.3
February 16, 2012 Year End 2011 Earnings Conference Call

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; changes in the economic and financial viability of suppliers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of unconventional gas resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and risks discussed in public filings with the SEC. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" sections in each of DTE Energy's and Detroit Edison's 2010 Forms 10-K and 2011 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2010 Form 10-K and 2011 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1- 800-SEC-0330. 2

Participants Gerry Anderson - Chairman, President and CEO Dave Meador - Executive Vice President and CFO Peter Oleksiak - Vice President, Controller & Investor Relations Nick Khouri - Vice President and Treasurer Mark Rolling - Director of Investor Relations 3

2011 Accomplishments Long-Term Growth Update Financial Update 4

DTE Energy System of Priorities 5

2011 Accomplishments 6 Continuous improvement driven deeper into organization O&M below 2005 level (~$350 million inflation adjusted) Improved operating performance across the enterprise Continuous Improvement Employee Engagement Customer Satisfaction Higher employee engagement Five consecutive years of increased Gallup scores DTE ranks in the 71st percentile * Improved safety performance Injury rate down over 70% since 2004 Both utilities at top quartile of industry MPSC complaints down over 50% past 5 years Improved J.D. Power rankings** at both utilities Provided payment related assistance to over 50,000 low-income customers * *Source: J.D. Power and Associates 2011 Gas/Electric Utility Residential Customer Satisfaction StudySM * Source: 2011 Gallup Overall Company Ranking

7 Financial Growth DTE Energy 2011 Operating EPS* of $3.73 (compared to original EPS guidance of $3.40 - $3.70) Earned allowed ROE at Detroit Edison for second straight year Increased annual dividend 5% to $2.35 per share First major wind development at Detroit Edison Significant progress on two new non-utility growth platforms (Bluestone and Reduced Emissions Fuel) Regulatory Constructive outcome in Detroit Edison rate case Solid political and regulatory context continues to support utility investments 2011 Accomplishments (continued) * Reconciliation to GAAP reported earnings included in the appendix

2011 Accomplishments Long-Term Growth Update Financial Update 8

9 $2.89 DTE Energy Earnings Growth * Reconciliation to GAAP reported earnings included in the appendix $3.73 DTE Energy Operating Earnings Per Share* CAGR = ~7% Targeting 5% - 6% Long-Term Operating EPS Growth From 2012 Guidance Midpoint ** Midpoint of $3.65 - $3.95 range $3.80** Guidance $3.60 $3.30 5% - 6% CAGR from 2012 Midpoint

10 Detroit Edison Investment Profile, 2012 - 2016 Base Infrastructure* ~$4 billion Investments to meet evolving environmental requirements $255 million investment in 2012 Investments to ensure reliability of generation fleet and distribution systems $785 million investment in 2012 Renewable Energy & Energy Efficiency $900 million Renewable generation to meet Michigan RPS $235 million investment in 2012 Environmental Compliance $1.3 - $1.8 billion * Includes AMI, Ludington expansion and other investments

Detroit Edison Renewable Energy Update 11 First Spinning Detroit Edison Turbine, Nov. 2011 212 MW project scheduled to be fully operational by March 2012 All 64 (102 MW) Detroit Edison owned turbines constructed and operational Foundation Construction for Wind Turbine Construction underway on three wind parks, totaling 110 MW Targeting completion by end of 2012 $250 million capital investment Gratiot Wind Energy Michigan Thumb Wind Projects

12 MichCon Investment Profile, 2012 - 2016 Base Capital Meter Move-out Main Renewal Strengthen and expand distribution system Transmission pipeline integrity $155 million investment in 2012 670 mile main replacement over 10 years ($500 million total capital investment) Plan to file for capital recovery mechanism $40 million investment in 2012 $250 million $675 million $115 million Move out ~27,000 meters per year Improves customer service $20 million investment in 2012

Non-Utility Growth Driven by Investments in Bluestone and Reduced Emissions Fuel (REF) 13 ($millions) ~$100 $57 $57 - $60 * Reconciliation to GAAP reported earnings included in the appendix $38 ~$125 $45 - $55 Growth projects driving earnings potential of $225 million by 2016 Gas Storage & Pipeline Operating Earnings* Power & Industrial Projects Operating Earnings*

14 Gas Storage and Pipeline Development Update First 2 mainline expansions on- line late 2012 and 2013 Expands capacity by ~50% to 0.8 Bcf/d Phase 1 Phase 2 Millennium Pipeline Initial gathering $280 million investment Phase 1 (including initial gathering) in-service mid-2012 Phase 2 in-service late 2012 Bluestone Pipeline & Gathering

15 3 units in service at Detroit Edison plants 2 units constructed and in service at two mid- west utilities 4 units available for relocation Under $5 million contribution Optimize operations and throughput at 5 units in service Relocate 4 units Expected to contribute ~$30 million Average annual contribution of ~$50 million Significant value and strong contribution for next 10 years Power & Industrial Projects Reduced Emission Fuels Development Update 9 units in operation 2011 Status 2012 Plan 2013 - 2021 Outlook

2011 Accomplishments Long-Term Growth Update Financial Update 16

2011 Operating Earnings Per Share* Detroit Edison $2.60 Unconventional Gas Production ($0.04) Non-Utility $0.83 Gas Storage & Pipelines $0.34 Corporate & Other ($0.35) MichCon** $0.65 $3.73 Power & Industrial Projects $0.22 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.31 17

Continuous Improvement Efforts Offsetting Inflation and Other Costs *Excludes bad debt expense, energy efficiency and renewable energy Utility Operations and Maintenance Expense* ($ millions) ~$1,900 Inflation-adjusted O&M expense ~$1,590** 18 ~$350 Utility O&M reduction of $85 million from 2005 to 2012E $1,550 **Includes $40 million of higher storm costs vs. 2010 Target $1,550

Michigan Economy Continues to Show Signs of Improvement Detroit Edison Sales Improving Residential Commercial Industrial Other 48,280 49,894 Michigan Unemployment Declining* * Source: Bureau of Labor Statistics 19 2011 includes 1% cumulative reduction (~500GWh) from Energy Efficiency initiatives (000's) 53,770 % Michigan Auto Production Increasing* Ford GM Chrysler (Temperature Normal Territory Sales - GWh) * Source: IHS Automotive

2012 Operating Earnings Guidance* 2012 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2012 Guidance * 2011 Actual* 20 (millions, except EPS) Full year rate order impact at lower ROE, 2011 one-time tax items and increased earnings from renewable investments Modest incremental earnings from existing projects; more significant growth begins in 2013 from new projects Incremental earnings from REF Continued cost control; 2Q rate case filing Targeting monetization Expect performance near historical levels Primarily lower interest expense

DTE Energy 2012 Cash Flow Guidance Cash Flow Summary (billions) 2012 cash from operations slightly lower than 2011 driven by higher VEBA contributions and federal tax payments 2012 capital spending driven by $300 million increased non-utility investment Projecting ~$300 million equity issuance in 2012; focus on internal mechanisms 21 2012 Drivers Equity issued for employee benefit programs is considered non-cash and not included in financing activities

DTE Energy 2012 Capital Expenditure Guidance Capital Expenditures Summary (millions) Detroit Edison Increased operational investment for improved generation and distribution reliability Higher environmental capital for scrubbers at Monroe Power Plant Gratiot Wind Energy turbines placed in service late 2011 MichCon Higher capital for main renewal and meter relocation projects Non-Utility Increased capital investment driven by Bluestone and various Power & Industrial projects 22 2012 Drivers

23 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the Trust Preferreds/Junior Subordinated Notes as equity A strong balance sheet remains a key priority Leverage and cash flow metrics within targeted ranges Refinanced over $1 billion of debt in 2011, generating annual interest savings of over $25 million Closed on $1.8 billion 5-year credit facilities in October 2011 $1.4 billion of available liquidity at year-end 2011 Leverage* Funds from Operations / Debt* 51% 50% Target 50% - 52% 24% 22% Target 22% - 24% 51% 28% Strong Balance Sheet Supports Growth

Dividend is Well Supported 24 Dividend Yield (as of February 2012) Payout ratio in-line with 60% - 70% target Future increases supported by targeted 5% - 6% operating EPS growth DTE Energy Annualized Dividend $2.12 $2.24 2009 $2.35 2010 2011 5.3% CAGR 4.4%

Investment Thesis DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet Utility growth plan driven by mandated investments Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability Meaningful, low-risk growth opportunities in non- utility businesses continue to provide diversity in earnings and geography 5%-6% Average Annual EPS Growth Attractive Dividend 25

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 26

Appendix

28 2011 Operating Earnings Variance Operating Earnings* ($ millions, except EPS) 2010 2011 Change * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison Rate increase partially offset by increased maintenance activity MichCon Primarily cooler 2011 weather partially offset by lower midstream revenues Non-Utility Gas Storage & Pipelines driven by higher transportation revenues Power & Industrial due to non-repeating 2010 earnings Energy Trading due to improved economic performance Corporate & Other Primarily driven by lower interest expense in 2011 Drivers

29 Detroit Edison Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 2010 Operating Earnings $438 Margin $35 ($ millions) Detroit Edison Operating Earnings* Variance $443 Margin 2011 rate increase Increased energy optimization incentives Return on renewable energy capital O&M Higher storm costs Increased fossil generation reliability and outage expenses Other Drivers ($31) O&M 2011 Operating Earnings $1

30 MichCon Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 2010 Operating Earnings $107 Weather $16 ($ millions) MichCon Operating Earnings* Variance $110 Other Drivers ($8) Midstream 2011 Operating Earnings Colder weather in 2011 Lower midstream revenue Other primarily driven by 2010 GCR adjustment

Net Production (Bcfe) Gross Producing Wells 215 Reserves (Bcfe) Acreage Position (000s Acres) Net Undeveloped Acres Net Developed Acres Barnett Shale Operating Metrics 17 YE2011 70 87 16 54 YE2010 70 YE2011 YE2010 194 5.1 YE2010 4.8 YE2011 YE2010 Probable (Unaudited) Proved 373 186 559 354 201 555 Prudently manage Barnett assets and focus on developing liquids production Pursue monetization opportunities 21 new wells on-line, 2 in progress Production of 5.1 Bcfe (54% liquids) 58% increase in oil sales volume year- over-year Proved reserves (Mcfe basis): 50% liquids / 50% dry gas Acquired 17 thousand acres, net 2011 Results 2012 Goals YE2011 31

Unconventional Gas: Barnett Shale Assets Focused on Marble Falls Oil Play 32 Oil and NGLs* driving value Revenue by product (%) * Natural gas liquids Oil 52% NGL34% Gas 14% Proved reserves by product (%) Oil 11% NGL39% Gas 50%

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non- derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. ($ millions) FY 2011 Economic Net Income Accounting Adjustments** FY 2011 Operating Earnings* ($5) $47 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs. Energy Trading Operating Earnings* Realized Unrealized O&M / Other YE 2010 YE 2011 $56 $71 28 (2) (48) (47) ($ millions, after-tax) $6 $52 $6 $16 $22 FY 2010 Operating Earnings* FY 2010 Economic Net Income Accounting Adjustments** 33 $52

34 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2011 Reported to Operating Earnings

35 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 36

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 37

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 38